United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 30, 2026

SUNation Energy, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

171 Remington Boulevard Ronkonkoma, NY	11779
(Address of Principal Executive Offices)	(Zip Code)

(631) 750-9454

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	SUNE	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

To the extent required by Item 1.01 of Form 8-K, the information contained in Item 2.03 herein is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in our periodic filings, through the November 2022 acquisition of SUNation Solar Systems, our wholly-owned subsidiary, SUNation Energy, Inc. (the “Company”) acquired a long-term promissory note (originally in the amount of $2.5 million at the time of its April 2021 issuance) that the subsidiary held with a former shareholder and member of SUNation Solar Systems. On January 30, 2026, the Company reached agreement with former shareholder to eliminate the promissory note. Prior to reaching this settlement, the promissory note carried remaining principal balance of approximately $1.1 million and required monthly payments of approximately $25,000 through the contractual maturity date of March 1, 2031. To eliminate the long-term promissory note, significantly reduce this remaining multi-year obligation and improve financial flexibility, the Company negotiated a one-time lump-sum settlement payment of $800,000, which payment was made on January 30, 2026.

As a result of the foregoing transaction, the Company has reduced its aggregate principal obligation by approximately $335,000 and also expects its recurring monthly obligation associated with this arrangement to be reduced to approximately $5,000 under the terms of the Revolver, described below, representing savings of approximately $20,000 per month on a forward-looking basis.

In connection with the elimination of the long-term promissory note, the Company utilized its existing $1 million secured revolving line of credit facility established in April 2025 (the “Revolver”) with MBB Energy, LLC (“MBB”), which is an affiliate and related party of the Company by virtue of MBB being an entity controlled by Scott Maskin, our chief executive officer. Borrowings under the Revolver bear interest at a fixed annual rate of 8%, payable monthly in arrears on the first day of each calendar month. The Company may repay outstanding borrowings at any time without penalty. Prior to drawing on this facility in January 2026, no amounts had been drawn on the Revolver. The agreements and terms and conditions related to the Revolver were included in and as exhibits to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 17, 2025, the complete terms and relevant exhibits of which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On February 3, 2026, the Company issued a press release (the “Press Release”) announcing elimination of the long-term promissory note and reduction in financial obligations of the Company. A copy of the Press Release is furnished as Exhibit 99.1 to this current report.

The information set forth in Item 7.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding the Company’s ability to maintain compliance with the Nasdaq continued listing requirements, our financial condition, ability to repay existing debt, continue as a going concern, growth and expansion and/or diversification strategies. Any or all of the forward-looking statements may turn out to be wrong or be affected by assumptions we make that later turn out to be incorrect, or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, but not limited to, risks related to our ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market, continue as a going concern, manage volatility in the solar industry, including as a result of the loss of certain residential homeowner tax credits that could materially impact operations, revenues and operating margins (among other items), our ability to continue to manage and repay debt, and the other risks set forth in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release, dated February 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNATION ENERGY, INC.

	By:	/s/ James Brennan
James Brennan
Chief Financial Officer

Date: February 4, 2026

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